OPPENHEIMER GLOBAL SECURITIES FUND/VA
                 a series of Oppenheimer Variable Account Funds
                         Supplement dated June 14, 1999
                       to the Prospectus dated May 1, 1999


The Prospectus is changed by replacing the first sentence of the section entitled "The Fund's Objective and Investment Strategies -- What Does the Fund Invest In?" on page 2 with the following:

         The Fund invests mainly in common stocks, and can also buy other equity securities, including preferred stocks and securities convertible into common stock.




June 14, 1999                                                PSO485.015